Fourth Quarter FY 2012 Earnings Presentation Bristow Group Inc. May 24, 2012 Exhibit 99.1

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Fourth quarter earnings call agenda
Introduction
CEO remarks and operational highlights
Current and future financial performance
- Q4 and FY12 Financial discussion
- FY13 – Moving Forward
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Bill Chiles, President and CEO
Jonathan Baliff, SVP and CFO
Bill Chiles, President and CEO

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.
These risks, uncertainties and other factors include those discussed under the captions “Risk Factors”
and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our
Annual Report on Form 10-K for the fiscal year-ended March 31, 2012.  We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

4 Chief Executive Officer comments , President and CEO Bill Chiles

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Operational safety review
* Includes consolidated commercial operations only
Total Recordable Injury Rate per 200,000 man-
hours (cumulative)
Lost Work Case Rate per 200,000
man-hours (cumulative)
Air Accident Rate* per 100,000
Flight Hours (Fiscal Year)
FY12
FY12
0.78 0.78
0
0.54
0
0.53
0
1
2
3
2007 2008 2009 2010 2011 2012
0 0
0.25
0.18
0.28
0.23
0.25
0.22
0.19
0.20
0.22
0.23
0
0.3
A M J J A S O N D J F M
0 0
0.25
0.18
0.28
0.23
0.20
0.17
0.15
0.13
0.15
0.14
0
0.3
A M J J A S O N D J F M

Q4 and FY12 highlights
•
Increased LACE Rate with high utilization yielded an excellent quarter for Bristow with adjusted EPS of $1.22
•
Record cash flow of over $230 million from operations in FY12, an increase of over 50% from the same period last year
•
Total liquidity (cash plus undrawn revolver capacity) of $402 million is over 50% increase from $261 million in
FY11
•
Board of Directors approved 33% increase in the quarterly dividend
•
Bristow’s earnings per diluted share guidance for the full FY13 is $3.25 - $3.55
•
Q4 operating revenue of $318.7M (16.4% increase
from Q4 FY11, 7.4% increase from Q3 FY12)
•
Q4 GAAP EPS of $0.39 (53.6% decrease from Q4
FY11, 44.3% decrease from in Q3 FY12)
•
Q4 adjusted EPS* of $1.22 (41.9% increase from Q4
FY11, 60.5% increase from Q3 FY12)
•
Q4 adjusted EBITDAR* of $99.5M (22.7% increase
from Q4 FY11, 21.6%
increase from Q3 FY12)
*  Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in appendix and our earnings release for the quarter ended March 31, 2012.
•
FY12 operating revenue of $1.2B (7.6% increase
from FY11)
•
FY12 GAAP EPS of $1.73 (51.9% decrease from
FY11)
•
FY12 adjusted EPS* of $3.12 (1.3% increase from
FY11)
•
FY12 adjusted EBITDAR* of $319.5M (7.3% increase
from FY11)

•
Price of oil continues to fluctuate given political instability in the
Middle East and North Africa coupled with the uncertainty in Europe
•
Global E & P spending remains strong with approximately 12% and
13% growth expected for 2012 and 2013, respectively
•
Most of our customers in Australia have locked in pricing for their existing LNG projects, securing continued operations for this market
•
Market signals confirm robust offshore market in Europe and
deepwater growth in Latin America, particularly Brazil, U.S. Gulf of
Mexico and West Africa
•
Based on the number of outstanding global tenders, the
supply/demand balance for new technology medium and large
helicopters is tightening
Current market environment

Hammerfest
Bergen
Kristiansund
Stavanger
Scasta
Aberdeen
Norway
Humberside
Esbjerg
Norwich
Den Helder
UK
Netherlands

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
Europe represents 39% of Bristow operating
revenue and 41% of adjusted EBITDAR* in Q4
FY12
•
Operating revenue increased to $121.0M from
$101.2M in Q4 FY11 due to increased flying
activity
•
Adjusted EBITDAR margin increased to 36.1%
in Q4 FY12 from 34.4% in Q4 FY11 reflecting
higher activity levels and was 32.9% for FY12
Outlook:
• Awarded GAP Search and Rescue contract
in the Northern North Sea that will require
four large aircraft beginning in July 2013
• Historically high bidding activity for
contracts for over 20 large aircraft all
starting between October 2012 –
September 2014
FY13 adjusted EBITDAR margin
expected to be ~ in the low thirties
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Warri Osubi
Warri Texaco
Port Harcourt
Escravos
Eket
Nigeria
Calabar
Lagos

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU)
•
Nigeria represents 22% of Bristow operating
revenue and 23% of adjusted EBITDAR* in Q4
FY12
•
Operating revenue of $66.2M in Q4 FY12
increased from $50.8M in Q4 FY11 due to new
contracts and price increases
•
Adjusted EBITDAR margin of 36.6% in Q4 FY12
vs 34.3% in Q4 FY11 and 35% for FY12
•
Increased activity reflected in increase in flying
hours and ad hoc work over prior year quarter
Outlook:
•
Opportunities exist for the extension of
several contracts with improved contract
terms
•
Key changes to our operating model in
order to compete more effectively on a
local basis
FY13 adjusted EBITDAR margin
expected to be ~ low thirties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Oakey
Karratha
Varanus Is
Barrow Is
Australia
Exmouth
Perth
Dongara
Port Lincoln
Essendon
Tooradin

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Australia (AUSBU)
•
Australia represented 14% of Bristow operating
revenue and adjusted EBITDAR* in Q4 FY12
•
Operating revenue of $43.4M in Q4 FY12
increased f rom $40.8M in Q4 FY11 due to
increased utilization
•
Adjusted EBITDAR increased to $15.5M in Q4
FY12 from $12.7M in Q4 FY11 and was $36.0M
for FY12
•
Increase in adjusted EBITDAR margin to 35.6% in
Q4 FY12 from 23.5% in Q3 FY12, reflecting higher
utilization, which increased the adjusted EBITDAR
margin for FY12 to 24.3%
Outlook:
•
Awaiting the results of a large tender
•
Some short term contracts roll off in Q1
FY13 and will allow for ad hoc work or
redeployment
FY13 adjusted EBITDAR margin
expected to be ~ mid to high
twenties
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

Consolidated in OIBU
Unconsolidated Affiliate

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Other International (OIBU)
•
Other International represented 11% of Bristow
operating revenue and 14% of adjusted EBITDAR* in
Q4 FY12
•
Operating revenue decreased to $34.6M in Q4 FY12
vs. $36.3M in Q4 FY11 due to exiting Libya and was
partially offset by new contracts
•
Adjusted EBITDAR margin of 42.9% in Q4 FY12
decreased over Q4 FY11 of 59.4% and was 39.5% for
FY12 (Lider Impact)
•
Lider equity earnings decreased to $1.0M in Q4 FY12
from $6.2M in Q4 FY11, negative $3.3M in FY12 vs.
$8.5M in FY11 due to the foreign exchange impact
and aircraft maintenance in Q4 FY12
Outlook:
•
Awaiting result of the Petrobras tender for up to
10 large aircraft
•
Major IOC contract in Brazil extended until
FY14 while adding a fourth medium aircraft
•
Exploring East Africa as future growth market
FY13 adjusted EBITDAR margin
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.
expected to be ~ low to mid forties

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

•
•
North America represents 14% of Bristow operating
revenue and 8% of adjusted EBITDAR in Q4 FY12
•
Adjusted EBITDAR increased to $8.2M in Q4 FY12 vs.
$3.4M in Q4 FY11
•
Adjusted EBITDAR margin of 19.4% in Q4 FY12
increased significantly from 8.5% in Q4 FY11; FY12
adjusted EBITDAR margin was 17.3%.
•
Increase in adjusted EBITDAR margin from prior year
quarter is a result of the higher LACE Rates for larger
aircraft as well as cost management
Outlook:
•
Activity in the Gulf of Mexico picking up with
continued inquiries for additional medium and
large aircraft to support seismic and deepwater
exploration
•
Successfully negotiating better contract terms
with several clients in GoM and Alaska
•
Supply and demand on medium and large
aircraft tightening significantly
FY13 adjusted EBITDAR margin expected
to be ~ low twenties
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other.

13 Financial discussion Jonathan Baliff , SVP and CFO

$0.86
$0.18
$0.16
$0.02
$1.22
Q4FY2011
Operations
Corporate and Other
FX Changes
Q4FY2012

$3.08
$0.02
$0.18
$0.12
$3.12
FY2011
Operations
Corporate and Other
FX Changes
FY2012

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Financial highlights:
Adjusted EPS Summary
Q4FY11 to Q4 FY12 adjusted EPS bridge
FY11 to FY12 adjusted EPS
*  Adjusted EPS amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended March 31, 2012.

$1.8
$15.8
$0.8
$81.1
$99.5
Q4FY2011
Operations
Corporate and Other
FX Changes
Q4FY2012

$4.0
$5.5
$23.3
$319.5
$297.7
FY2011
Operations
Corporate and Other
FX Changes
FY2012

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Financial highlights:
Adjusted EBITDAR Summary
Q4FY11 to Q4 FY12 adjusted EBITDAR bridge (in millions)
FY11 to FY12 adjusted EBITDAR bridge (in millions)
*  Adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended March 31, 2012.

✓

✓

✓

$ in millions
20
15
10
5
0
-5
-10
-15
-20
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
-1.1
-3.6
-15.4
0
1.1
13.6

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

BVA – Six Quarters
Sequential quarterly improvement
BVA Q3 FY11 – Q4 FY12
See 10-K for more information on BVA
• FY12 consolidated BVA is
-$0.7M, representing 8.4M
year-over-year increase
• Positive change in BVA
driven is by:
Revenue growth in
Europe, West Africa,
and North America
Capital efficiency
through leasing of
aircraft and working
capital management
Some margin
improvements

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

LACE rate increases drove BVA and cash flow improvement
as overall LACE declined due to aircraft sales
LACE and LACE Rate excludes Bristow Academy, affiliate aircraft, aircraft held for sale, aircraft construction in progress, and reimbursable revenue
($ in millions)
See appendix for more information on LACE and LACE Rate
161
164
159
153
149
5.72
6.14
6.49
7.15
7.89
0
1
2
3
4
5
6
7
8
9
141
144
147
150
153
156
159
162
165
168
FY08 FY09 FY10 FY11 FY12
LACE
LACE Rate
324
295
290
279
268
161
164
159
153
149
0
50
100
150
200
250
300
350
FY08 FY09 FY10 FY11 FY12
Consolidated commerical aircraft Large Aircraft Equivalent (LACE)

27.0%
26.5%
26.0%
25.5%
25.0%
24.5%
24.0%
23.5%
23.0%
22.5%
26.4%
24.0%
25.3%
26.7%
26.6%
FY08
FY09
FY10
FY11
FY12

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

18 Adjusted EBITDAR margin has returned to pre- recession levels Calculated by taking adjusted EBITDAR divided by operating revenue; adjusted EBITDAR excludes special items and asset dispositions

$ in millions

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our progress on BVA has yielded increased operating
cash flow generation in FY12
Bristow generated 53% more operating cash flow in FY12
compared to FY11
Net cash provided by operating activities
See 10-K for more information on cash flow provided by operating activities
87.6
127.9
195.4
151.4
231.3
0
40
80
120
160
200
240
280
FY08 FY09 FY10 FY11 FY12

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating lease strategy: lowering the cost and amount of
capital needed to grow
• We leased nine existing and in-construction aircraft for $171.2 million from
December 2011 to March 2012
• Currently approximately 14% of our commercial fleet is leased on a LACE basis
• The initial aim for the operating leases to account for 20-30% of our LACE
Leased aircraft as of March 31, 2012
Large Medium Small Total Leased LACE Total LACE % Leased
EBU 9 - - 9 9 45 20.0%
WASBU - 1 - 1 1 22 2.3%
AUSBU 1 - 2 3 2 19 10.5%
OIBU 1 - - 1 1 33 3.0%
NABU 2 11 1 14 8 30 25.8%
Total 13 12 3 28 20 149 13.6%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Changes in fleet strategy have been driven by Client
Promise and BVA initiatives
• In Q2 FY12, management updated our global fleet strategy
which incorporated aspects of Client Promise and BVA
• Subsequent pre-tax inventory written down $25.9M (non-cash)
• Excellent year for aircraft sales with significant transactions improving fleet mix
• 29 aircraft were sold for $53.8M; 12 in Q4 FY12 including nine
AS 332L large aircraft sold for $28.9M
Aircraft
impairments
• Seven other AS332Ls impaired, resulting in a non-cash charge of $23.6M
• Non-cash impairment charge of $2.8M on two medium aircraft to be sold in Q2 FY13
Inventory
review
Aircraft
sales
Aircraft
impairment

$ in millions
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
-
177.8
77.8
100.0
260.7
116.4
144.4
401.6
261.6
140.1
FY10
FY11
FY12
Undrawn borrowing capacity
Cash

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

All of these efforts have led to a robust cash and liquidity position at year end
Total liquidity as of March 31
• Total liquidity, including cash on
hand and unused revolver
capacity, has increased by more
than 50% from FY11
• In FY12 cash on hand increased
by ~ 125%
• In Q4 FY12 we have also paid
down over $75M of long and short
term debt
• Higher liquidity allows for internal
funding of growth and protection in
uncertain economic times

Financial highlights:
FY13 guidance
•
EPS guidance range $3.25 -
$3.55 excluding aircraft sales and special items
• Depreciation and amortization expense ~ $90 – $95 million
• SG & A expense ~ $135 - $140 million
• Interest expense ~ $38 - $43 million
• Tax ~ 20% - 24% (assuming revenue earned in same regions and same mix)
• LACE* (Large Aircraft Equivalent) ~ 152-156 (FY13  average)
• LACE Rate* ~ $7.90 - $8.20 million per LACE aircraft per year
• Anticipate a second half better than the first half
* Excludes Bristow Academy, aircraft held for sale, CIP, and reimbursable revenue.

Conclusions
• We have built a great company – now the focus is on
execution
• Target Zero / Client Promise is the top priority
• Smarter growth with a prudent capital structure, low cost
and capital efficient financings
• Strong financial profile with liquidity, cash flow and a
commitment to credit quality
• Balanced shareholder return: growth and capital return
through dividend increases and opportunistic share
repurchases

25 Appendix

Bristow
NABU
15%*
EBU
37%
WASBU
21%
AUSBU
12%
OIBU
12%
BRS Academy
3%
U.S. GoM – 79/7
Alaska – 13/3
UK –34/4
Netherlands – 4/1
Norway – 17/3
Denmark – 1/1
FBH - 64
Nigeria – 46/7
Australia –29/10
Mexico – 13/5
Brazil –11/9
Trinidad – 10/1
Russia – 7/3
Egypt – –/–
India – 1/2
Turkmenistan – 2/1
Malaysia – 5/2
Other – 13/1
Lider - 86
PAS - 45
Florida – 59/1
Louisiana – 15/1
U.K. – 2/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Organizational Chart - as of March 31, 2012
Business Unit
(* % of FY12 Operating Revenue)
Corporate
Region
( # of Aircraft / # of Locations)
Joint Venture
(No. of aircraft)
Key
Operated Aircraft
Bristow owns and/or operates 361
aircraft as of March 31, 2012
Affiliated Aircraft
Bristow affiliates and joint
ventures operate 195 aircraft
as of March 31, 2012

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
As of March 31, 2012
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 25 - 25 -
AW189 16 Twin Turbine - - - 6
EC225 25 Twin Turbine 18 - 18 -
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 30 2 32 9
82 2 84 15
LACE 75
Medium Helicopters
AW139 12 Twin Turbine 7 2 9 -
Bell 212 12 Twin Turbine 2 14 16 -
Bell 412 13 Twin Turbine 34 20 54 -
EC155 13 Twin Turbine 3 - 3 -
Sikorsky S-76A/A++ 12 Twin Turbine 16 6 22 -
Sikorsky S-76C/C++ 12 Twin Turbine 54 33 87 -
116 75 191 -
LACE 53

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Small, Training and Fixed
As of March 31, 2012 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
•LACE does not include held for sale, training and fixed wing helicopters
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L-3 6 Turbine 4 6 10 -
Bell 206 L-4 6 Turbine 29 1 30 -
Bell 407 6 Turbine 39 - 39 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
83 12 95
-
LACE 21
Training Helicopters
AW139 12 Twin Turbine - 3 3 -
Bell 412 13 Twin Turbine - 8 8 -
Bell 212 12 Twin Turbine - 15 15 -
AS355 4 Twin Turbine 2 - 2 -
AS350BB 4 Turbine - 36 36 -
Agusta 109 8 Twin Turbine - 2 2 -
Bell 206B 6 Single Engine 14 - 14 -
Robinson R22 2 Piston 11 - 11 -
Robinson R44 2 Piston 2 - 2 -
Sikorsky 300CB/Cbi 2 Piston 46 - 46 -
Fixed Wing 1 - 1 -
76 64 140
-
Fixed Wing 4 42 46 -
Total 361 195 556 15
TOTAL LACE (Large Aircraft Equivalent) 149

Consolidated Fleet Changes and Aircraft Sales for
Q4 FY12
Q 1 FY12 Q 2 FY12 Q 3 FY12 Q 4 FY12 YTD
Fleet Count Beginning Period 373 372         366         364         373
Delivered
EC225 2 1 3
S-92 2 3 1 6
Bell 412EP 1 1
Citation XLS 1 1
Total Delivered 2 3 4 2 11
Removed
Sales (3)            (5)            (7)            (10)          (25)
Other* (4)            1             5             2
Total Removed (3)            (9)            (6)            (5)            (23)
372         366         364         361         361
* Includes destroyed aircraft, lease returns and commencements
Fleet changes
EBU WASBU AUSBU OIBU NABU Total *
Large 3      -             3            1       -         7
Medium 2      1            1            6       -         10
Small -       -             -             -        -         -
Total 5      1            4            7       -         17
* Table does not include two training helicopters held for sale
Aircraft held for sale by BU
EBU WASBU AUSBU OIBU NABU BA Total
Large 9 - 1 1 2 - 13
Medium - 1 - - 11 - 12
Small - - 2 - 1 - 3
Fixed - 1 - - - - 1
Training - - - - - 28 28
Total 9 2 3 1 14 28 57
Leased aircraft in consolidated fleet
# of A/C Sold
Cash
Received*
Q1 FY12 3 2,478
Q2 FY12 5 10,674
Q3 FY12 7 9,075
Q4 FY12 14 31,640
Totals 29 53,867
* Amounts stated in thousands

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating Revenue, LACE and LACE rate by BU
Op revenue* LACE LACE Rate*
AUSBU 148.3 19 7.78
NABU 176.5 30 5.79
WASBU 246.3 22 11.46
EBU 449.9 45 10.10
IBU 141.5 34 4.22
Total 1,162.5       149 7.89
* $ in millions
Operating Revenue, LACE, and LACE Rate by BU
as of March 31, 2012

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

#
Helicopter
Class
Delivery Date Location Contracted #
Helicopter
Class
Delivery Date
1 Large June 2012 OIBU 1 of 1 1 Medium June 2013
1 Large June 2012 WASBU 1 of 1 2 Medium September 2013
5 Large December 2012 EBU 3 of 5 1 Large September 2013
2 Large March 2013 EBU 2 of 2 2 Medium December 2013
1 Large September 2014 NABU 5 Large December 2013
1 Large December 2014 OIBU 1 Large March 2014
1 Large March 2015 OIBU 1 Large June 2014
1 Large June 2015 EBU 1 Medium September 2014
1 Large March 2016 EBU 1 Large September 2014
1 Large June 2016 AUSBU 2 Medium December 2014
15 7 of 15 1 Large December 2014
2 Medium March 2015
* Six large ordered aircraft expected to enter service late 1 Large March 2015 calendar 2014 are subject to the successful development 2 Medium June 2015 and certification of the aircraft. 2 Large June 2015
  Order book does not include two large leased aircraft 2 Large September 2015 under contract with delivery dates in June and September 2 Large December 2015
  2012 quarters. 1 Large March 2016
2 Large June2016
2 Large September 2016
2 Large December 2016
1 Large March 2017
1 Large June2017
1 Large September 2017
1 Large December 2017
40
ORDER BOOK* OPTIONS BOOK
Order and options book as of March 31, 2012
Fair market value of our fleet is ~$1.9
billion as of March 31, 2012.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend and reconciliation
($ in millions)
2008 2009 2010 2011 2012
Income from continuing operations $107.7 $125.5 $113.5 $133.3 $65.2
Income tax expense $44.5 $50.5 $29.0 $7.1 $14.2
Interest expense $23.8 $35.1 $42.4 $46.2 $38.1
Gain on disposal of assets ($9.4) ($9.1) (18.7) (10.2) 31.7
Depreciation and amortization 54.1 65.5 74.7 90.9 96.1
Special items (1.4) (42) – 1.2 28.1
  EBITDA Subtotal 219.3 225.6 240.9 268.5 273.5
Rental expense 22.8 21.1 27.3 29.2 46.0
Adjusted EBITDAR $242.1 $246.7 $268.2 $297.7 $319.5
Fiscal year ended March 31,
Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD
EBU 31.2% 31.7% 31.9% 28.0% 30.8% 29.8% 31.5% 34.6% 34.4% 32.7% 33.0% 31.4% 30.7% 36.1% 32.9%
WASBU 31.7% 36.8% 33.7% 39.1% 36.0% 33.7% 36.9% 35.8% 34.3% 35.2% 29.5% 35.5% 37.2% 36.6% 35.0%
NABU 18.3% 20.0% 14.9% 17.7% 17.8% 20.8% 25.8% 15.9% 8.5% 18.5% 14.3% 20.6% 14.8% 19.4% 17.3%
AUSBU 26.5% 36.7% 34.4% 31.3% 32.4% 33.2% 26.1% 27.0% 31.1% 29.3% 20.2% 14.4% 23.5% 35.6% 24.3%
OIBU 34.4% 37.6% 25.9% 25.1% 31.0% 18.3% 40.2% 37.4% 59.4% 39.3% 48.1% 19.1% 47.8% 42.9% 39.5%
Consolidated 24.7% 27.8% 24.7% 23.9% 25.3% 23.8% 27.5% 25.9% 29.6% 26.7% 23.4% 24.0% 27.6% 31.2% 26.6%
2010 2011 2012
* Adjusted EBITDAR excludes special items and asset dispositions and calculated by taking adjusted EBITDAR divided by operating revenue

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

GAAP reconciliation
Three Months Ended Fiscal Year Ended
March 31, March 31,
2012 2011 2012 2011
Adjusted EBITDAR
Gain (loss) on disposal of assets
Special items
Rent expense .............................................................
Interest expense .......................................................
Depreciation and amortization ................................
Benefit (provision) for income taxes ............................
Net income ......................................................................
Adjusted operating income ...........................................
Gain (loss) on disposal of assets................................
Special items .............................................................
Operating income .........................................................
Adjusted net income .....................................................
Gain (loss) on disposal of assets................................
Special items .............................................................
Net income attributable to Bristow Group........................
Adjusted earnings per share ............................................
Gain (loss) on disposal of assets
Special items ...............................................................
Earnings per share ............................................................
$ 99,458 $ 81,055 $ 319,488 297,714
5,096 (31,670)
(3,451) (2,445) (28,061) (1,245)
(15,143) (46,041) (29,184)
(9,960) (38,130) (46,187)
(25,296) (27,740) (96,144) (89,377)
(2,422) (14,201) (7,104)
$ 14,576 31,225 $ 65,241 133,295
60,963 $ 180,864 $
(31,670) 8,678
(33,428) (1,806)
$
115,766
$
189,724
$ 114,641 $ 113,045
(26,008) 7,145
(25,103) 12,125
$ 63,530 $ 132,315
$ 3.12
$ 3.08
(0.71)
0.19
(0.68) 0.34
1.73
3.60
(28,610)
(7,071)
$
8,678
$ 0.86
0.11
(0.13)
0.84
$ 1.12
(0.67)
(0.16)
0.39
182,852
50,057 $
5,096
(5,306)
49,847
$
(28,610)
(6,140)
26,213 $
$ 44,558
(24,533)
(5,783)
$ 14,242
$ 31,711
4,195
(5,038)
$ 30,868
$
(9,924)
(7,746)
.........................................................
................................
................................................................
................................
(Unaudited)
(In thousands, except per share amounts)
$
$

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Special items reconciliation
Three Months Ended
March 31, 2012
Adjusted
Operating
Income
Adjusted
EBITDAR
Adjusted
Net Income
Adjusted
Diluted
Earnings
Per Share
Impairment of inventories
(1)
Impairment of aircraft
(2)
.....................
AS332L sale costs
(3)
.........................
Tax items
(4)
.......................................
Total special items..........................
$ (1,309)
$ (1,309)
$ (934)
(Unaudited)
(In thousands, except per share amounts)
$ (0.03)
(2,690) — (2,661) (0.07)
(2,142) (2,142) (0.04)
— (795) (0.02)
$ (6,141) $ (3,451) $ (5,783) (0.16)
(1,393)
—
Fiscal Year Ended
March 31, 2012
Adjusted
Operating
Income
Adjusted
EBITDAR
Adjusted
Net Income
Adjusted
Diluted
Earnings
Per Share
Impairment of inventories..........................
Impairment of aircraft .............................
Impairment of assets in Creole,
Louisiana ...............................................
AS332L sale costs.................................
Tax items ..............................................
Total special items...............................
$ (25,919) $ (25,919) $ (18,514) $ (0.50)
(2,690) — (2,661) (0.07)
(2,677) — (1,740) (0.05)
(2,142) (2,142) (1,393) (0.04)
— — (795) (0.02)
$ (33,428) $ (28,061) $ (25,103) (0.68)
(In thousands, except per share amounts)
(Unaudited)
..............

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage Reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of March 31, 2012 757.2 $                                        1,521.8 $     2,279.1 $          33.2%
Adjust for:
Unfunded Pension Liability 111.7                                           111.7
NPV of Lease Obligations 190.2                                           190.2
Guarantees 16.0                                             16.0
Letters of credit 1.5                                               1.5
Adjusted 1,076.7 $                                     (d) 1,521.8 $     2,598.5 $          41.4%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
FY 2012 319.5 $
(e)
Annualized 426.0 $
= (d) / (e) 3.37:1

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

36 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us